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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 31, 2000
                                  -------------
                Date of Report (Date of earliest event reported)

                              DIGITAL IMPACT, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

             000-27787                                94-3286913
             ----------                               ----------
       (Commission File No.)              (IRS Employer Identification Number)

                                 177 Bovet Road
                           San Mateo, California 94402
                           ---------------------------
                    (Address of principal executive offices)

                                 (650) 356-3400
                                 --------------
              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets.

        On July 31, 2000, pursuant to an Agreement and Plan of Reorganization, dated as of July 19, 2000 (the "Merger Agreement"), by and among Digital Impact, Inc. (the "Registrant"), Candlestick Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Merger Sub"), MineShare, Inc., a California corporation ("MineShare"), David Mariani, as the Founding Shareholder and Shareholder Representative, and Computershare Investor Services, as Exchange Agent, Merger Sub was merged with and into MineShare (the "Merger"), and MineShare, the surviving corporation, became a wholly-owned subsidiary of the Registrant.

        Pursuant to the Merger, the Registrant issued approximately 1,855,700 shares of the Registrant's common stock, par value $0.001 per share ("Registrant Common Stock"), to the former shareholders of MineShare. In addition, each outstanding option or warrant to purchase MineShare's capital stock was assumed by the Registrant and became an option or warrant to purchase Registrant Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof. The Registrant reserved approximately 132,700 shares of its Common Stock for issuance upon exercise of these options and warrants. No fraction of a share of Registrant Common Stock was issued. In lieu thereof, each holder of shares of MineShare Common Stock who was entitled to receive a fraction of a share of Registrant Common Stock received a cash amount equal to such fraction multiplied by the average closing price of Registrant Common Stock for the recent trading days prior to the Effective Time. The Merger was effected on July 31, 2000 (the "Effective Time") pursuant to an Agreement of Merger filed with the Secretaries of State of Delaware and California. The consideration paid by the Registrant for MineShare's outstanding capital stock was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of MineShare and its capital stock following an investigation of, and discussions with MineShare and its representatives concerning MineShare and its business and prospects.

        The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a purchase for financial reporting purposes in accordance with accounting principles generally accepted in the United States. The assets of MineShare were used, prior to the Effective Time of the Merger, for the development of customer intelligence and analysis software, a use which the Registrant intends to continue immediately following the Merger.

Item 7. Financial Statements and Exhibits.

        On its current report on Form 8-K filed on August 14, 2000, the Registrant announced that the Merger had been consummated. The Registrant is filing this current report on Form 8-K/A solely for the purpose of filing audited financial statements of MineShare for the years ended December 31, 1999 and 1998 (see Exhibit 99.1), unaudited interim financial statements of MineShare for the period ended June 30, 2000 (see Exhibit 99.2), and unaudited pro forma combined condensed financial statements relating to the Merger (see
Exhibit 99.3).

Exhibit
Number         Description
-------        -----------
2.1*           Agreement and Plan of Reorganization dated as of July 19, 2000, by and among The Registrant, Candlestick Acquisition Corp.,
               MineShare, Inc., David Mariani, as the Founding Shareholder,
               David Mariani, as Shareholder Representative, and Computershare
               Investor Services, as Exchange Agent.

2.2*           Agreement and Plan of Merger among MineShare, Inc. and
               Candlestick Acquisition Corp. dated as of July 31, 2000.

23.1           Consent of Arthur Andersen LLP, Independent Auditors.

99.1           Financial Statements of MineShare, Inc. for the Years Ended
               December 31, 1999 and 1998.

99.2           Financial Statements of MineShare, Inc. for the Six Months Ended
               June 30, 2000 and 1999.

99.3           Pro Forma Combined Financial Information of Digital Impact, Inc.
               and MineShare, Inc.



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*       Incorporated by reference to the Registrant's Current Report on Form 8-K filed on August 14, 2000.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Digital Impact, Inc.


Dated: October 6, 2000                    By: /s/ William C. Park
                                          -------------------------------------
                                          William C. Park
                                          President and Chief Executive Officer


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INDEX TO EXHIBITS

Exhibit
Number         Description
-------        -----------
 2.1*          Agreement and Plan of Reorganization dated as of July 19, 2000, by and among The Registrant, Candlestick Acquisition Corp.,
               MineShare, Inc., David Mariani, as the Founding Shareholder,
               David Mariani, as Shareholder Representative, and Computershare
               Investor Services, as Exchange Agent.

 2.2*          Agreement and Plan of Merger among MineShare, Inc. and
               Candlestick Acquisition Corp. dated as of July 31, 2000.

23.1           Consent of Arthur Andersen LLP, Independent Auditors.

99.1           Financial Statements of MineShare, Inc. for the Years Ended
               December 31, 1999 and 1998.

99.2           Financial Statements of MineShare, Inc. for the Six Months Ended
               June 30, 2000 and 1999.

99.3           Pro Forma Combined Financial Information of Digital Impact, Inc.
               and MineShare, Inc.

* Incorporated by reference to the Registrant's Current Report on Form 8-K filed on August 14, 2000.